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                                                                   EXHIBIT 16(A)



March 2, 1994



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Zapata Corporation (Commission File No. 1-4219) dated February 23, 1994.

Very truly yours,



Arthur Andersen & Co.